UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Global Power Equipment Group Inc. (the “Company”) previously disclosed that it entered into certain amendments to its Credit Agreement, dated February 21, 2012, with Wells Fargo Bank, National Association, as Administrative Agent, U.S. Bank National Association, as Syndication Agent, and the various financial institutions (the “Lenders”) party thereto (as amended or supplemented from time to time, the “Credit Agreement”).  On May 11, 2017, the Company entered into a Sixteenth Amendment to the Credit Agreement and Eleventh Amendment to the Limited Waiver Agreement (the “New Amendment”).

Under the New Amendment,  the Lenders have, among other things, agreed to extend the maturity date of the Credit Agreement from May 15, 2017 to May 31, 2017, unless earlier terminated pursuant to its terms, and extend the temporary waiver of certain known existing and anticipated events of default for a limited period of time ending on the earlier of May 31, 2017 or the occurrence of any waiver termination event set forth in the New Amendment.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                                                 Exhibits

10.1                                                                        Sixteenth Amendment to Credit Agreement and Eleventh Amendment to Limited Waiver Agreement, dated as of May 11, 2017, by and among the Company, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the various financial institutions party thereto as lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2017

Global Power Equipment Group Inc.

By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Senior Vice President, Chief Administrative Officer,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Sixteenth Amendment to Credit Agreement and Eleventh Amendment to Limited Waiver Agreement, dated as of May 11, 2017, by and among the Company, Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and the various financial institutions party thereto as lenders.